Exhibit 10.1

                                                             [Execution Version]

              TWENTY-SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS TWENTY-SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of August 29, 2003, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company ("KIS LLC"), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company ("CSG LLC"; and, together with Brawn, GBM, Gump's, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, "Borrowers" and each, individually, a "Borrower"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down LLC"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse LLC"), D.M. ADVERTISING, LLC, a Delaware limited liability company ("DM Advertising LLC"), AMERICAN DOWN & TEXTILE, LLC, a Delaware limited liability company ("ADT LLC"), and HANOVER GIFTS, INC., a Virginia corporation ("Hanover Gifts"; and, together with Hanover, HHFG LLC, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC and ADT LLC, collectively, "Guarantors" and each, individually, a "Guarantor").

                              W I T N E S S E T H:

         WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security

Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, the Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, the Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, the Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001, the Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002, the Twenty-First Amendment to Loan and Security Agreement, dated as of March 21, 2002, the Twenty-Second Amendment to Loan and Security Agreement, dated as of August 16, 2002, the Twenty-Third Amendment to Loan and Security Agreement, dated as of December 27, 2002, the Twenty-Fourth Amendment to Loan and Security Agreement, dated as of February 27, 2003, and the Twenty-Fifth Amendment to Loan and Security Agreement, dated as of April 21, 2003 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers;

          WHEREAS, Borrowers and Guarantors have requested that (a) Lender temporarily release certain availability reserves previously established and maintained by Lender in the amount of $3,000,000 against the amount of Revolving Loans and Letter of Credit Accommodations otherwise determined by Lender to be available to Revolving Loan Borrowers under the Loan Agreement and the other Financing Agreements, and (b) the definition of Consolidated Net Worth be amended to exclude the value of the liquidation preference of the Series B Participating Preferred Stock as a liability for purposes of calculating compliance with the minimum amounts of Consolidated Net Worth that Hanover and its Subsidiaries are required to maintain under Section 6.20 of the Loan Agreement; and

         WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions.

              (a) Additional Definition. As used herein or in any of the other Financing Agreements, the following term shall have the meaning given to it below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definition:

                  (i) "$3,000,000 Availability Reserve" shall have the meaning given in Section 2(a) hereof.

              (b) Amendment to Definition of Consolidated Net Worth. All references to the term

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"Consolidated Net Worth" in the Loan Agreement and the other Financing
Agreements shall be deemed and each such reference is hereby amended by deleting the words "and" after provisos (b) and (d), adding the word "and" after proviso
(e) and adding the following new proviso (f) as follows:

              "(f) effective July 1, 2003, solely for purposes of calculating Consolidated Net Worth of Hanover and its Subsidiaries for the fiscal month ending July 2003 and every fiscal month thereafter, to the extent that the provisions of Financial Accounting Standards No. 150 ("FAS No. 150") require Hanover to treat the Series B Participating Preferred Stock as a financial instrument and to classify the liquidation preference feature of the Series B Participating Preferred Stock as a liability as provided by FAS 150, then no more than the aggregate amounts of accretion for the liquidation preference of the Series B Participating Preferred Stock (utilizing the interest method of accounting) shall be considered liabilities for purposes of determining compliance during applicable measurement periods set forth in Section 6.20 hereof."

              (c) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

         1. Temporary Release of $3,000,000 Availability Reserve.

              (a) Lender has heretofore established and maintained availability reserves from time to time against the amount of Revolving Loans and Letter of Credit Accommodations otherwise determined by Lender to be available to Revolving Loan Borrowers under the Loan Agreement and the other Financing Agreements. Borrowers and Guarantors have requested that Lender release a portion of such availability reserves to meet the working capital needs of Borrowers at this time in the amount of $3,000,000 (the "$3,000,000 Availability Reserve"). Solely as an accommodation to Borrowers and Guarantors to meet such working capital needs, Lender has agreed to temporarily release the $3,000,000 Availability Reserve, subject to the terms and conditions contained in this Amendment.

              (b) Lender agrees to release the $3,000,000 Availability Reserve for the period commencing on the date hereof through and including December 1, 2003; provided, that, so long as no Event of Default or Incipient Default exists or has occurred, the $3,000,000 Availability Reserve shall automatically and without further action on the part of Lender be reestablished and maintained at all times on the following dates and in the following amounts:

               Availability                                      Amount of
              Reserve Date                                Availability Reserve
              ------------                                --------------------
              October 1, 2003                                 $250,000
              October 7, 2003                                 $250,000
              October 14, 2003                                $250,000
              October 28, 2003                                $250,000
              November 1, 2003                                $1,000,000
              December 1, 2003                                $1,000,000

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If an Event of Default or Incipient Default exists or occurs at any time prior to December 1, 2003, Lender shall have the right in its sole discretion to immediately reestablish and maintain all or any portion of the $3,000,0000 Availability Reserve.

              (c) Notwithstanding anything to the contrary contained herein with respect to the temporary release of the $3,000,000 Availability Reserve, Lender shall have the right to continue to establish and maintain from time to time any other and further reserves against the availability of Revolving Loans and Letter of Credit Accommodations under the Loan Agreement and the other Financing Agreements.

         2. Fees. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender the following additional fees:

              (a) Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $105,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Borrower.

              (b) Tranche B Term Loan Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $60,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Tranche B Term Loan Borrower.

         3. Representations, Warranties and Covenants. Each Borrower and Guarantor represents, warrants and covenants with, to and in favor of Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with, each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to
Borrowers:

              (a) This Amendment and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Guarantors which are a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers or Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

              (b) No action of, or filing with, or consent of any governmental or public body or authority, and no approval or consent of any other party, including, without limitation, Richemont or Chelsey Direct, LLC, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

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              (c) All of the representations and warranties set forth in the
Loan Agreement, as amended hereby, and the other Financing Agreements are true and correct in all material respects, after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

              (d) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

         5. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

              (a) Lender shall have received, in form and substance satisfactory to Lender, a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five
(5) Banking Days after the date hereof), as the case may be, duly authorized, executed and delivered by each Borrower and Guarantor; and

              (b) each Borrower and Guarantor shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, including without limitation Richemont, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

         6. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date of this Amendment. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

         7. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

         8. Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

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         9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                    CONGRESS FINANCIAL CORPORATION

                                    By:      /s/ Eric J. Storz
                                             ----------------------------------
                                    Title:   AVP
                                             ----------------------------------

                                    BRAWN OF CALIFORNIA, INC.

                                    By:      /s/ Steven Seymour
                                             ----------------------------------
                                    Name:    Steven Seymour
                                    Title:   President

                                    GUMP'S BY MAIL, INC.

                                    By:      /s/ Jed Pogran
                                             ----------------------------------
                                    Name:    Jed Pogran
                                    Title:   President

                                    GUMP'S CORP.

                                    By:      /s/ Jed Pogran
                                             ----------------------------------
                                    Name:    Jed Pogran
                                    Title:   President

                                    HANOVER REALTY, INC.

                                    By:      /s/ Doug Mitchell
                                             ----------------------------------
                                    Name:    Doug Mitchell
                                    Title:   President

                                    THE COMPANY STORE FACTORY, INC.

                                    By:      /s/ David Pipkorn
                                             ----------------------------------
                                    Name:    David Pipkorn
                                    Title:   President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]
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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                    THE COMPANY OFFICE, INC.

                                    By:      /s/ David Pipkorn
                                             ----------------------------------
                                    Name:    David Pipkorn
                                    Title:   President

                                    SILHOUETTES, LLC

                                    By:      /s/ Edward M. Lambert
                                             ----------------------------------
                                    Name:    Edward M. Lambert
                                    Title:   President

                                    HANOVER COMPANY STORE, LLC

                                    By:      /s/ Edward M. Lambert
                                             ----------------------------------
                                    Name:    Edward M. Lambert
                                    Title:   President

                                    DOMESTICATIONS, LLC

                                    By:      /s/ Edward M. Lambert
                                             ----------------------------------
                                    Name:    Edward M. Lambert
                                    Title:   Vice President

                                    KEYSTONE INTERNET SERVICES, LLC

                                    By:      /s/ Edward M. Lambert
                                             ----------------------------------
                                    Name:    Edward M. Lambert
                                    Title:   Vice President

                                    THE COMPANY STORE GROUP, LLC

                                    By:      /s/ Edward M. Lambert
                                             ----------------------------------
                                    Name:    Edward M. Lambert
                                    Title:   President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


By their signatures below, the undersigned Guarantors acknowledge and agree to be bound by the applicable provisions of this Amendment:

HANOVER DIRECT, INC.

By:      /s/ Edward M. Lambert
         ---------------------------------------
Name:    Edward M. Lambert
Title:   Executive Vice President and
         Chief Financial Officer

HANOVER HOME FASHIONS GROUP, LLC

By:      /s/ Edward M. Lambert
         ---------------------------------------
Name:    Edward M. Lambert
Title:   Vice President

CLEARANCE WORLD OUTLETS, LLC

By:      /s/ Edward M. Lambert
         ---------------------------------------
Name:    Edward M. Lambert
Title:   President

SCANDIA DOWN, LLC

By:      /s/ David Pipkorn
         ---------------------------------------
Name:    David Pipkorn
Title:   President

LA CROSSE FULFILLMENT, LLC

By:      /s/ Edward M. Lambert
         ---------------------------------------
Name:    Edward M. Lambert
Title:   President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


D.M. ADVERTISING, LLC

By:      /s/ Edward M. Lambert
         ---------------------------------------
Name:    Edward M. Lambert
Title:   President

AMERICAN DOWN & TEXTILE, LLC

By:      /s/ David Pipkorn
         ---------------------------------------
Name:    David Pipkorn
Title:   President

HANOVER GIFTS, INC.

By:      /s/ Doug Mitchell
         ---------------------------------------
Name:    Doug Mitchell
Title:   President